UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Optimus Healthcare Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-261849	65-0181535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Old Country Road, Suite 306 Westbury, New York	11590
(Address of Principal Executive Offices)	(Zip Code)

(516) 806-4201

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers

On January 15, 2025, Optimus Healthcare Services, Inc. (the “Company”) appointed Philip Scala as lead independent director on the board of directors (the ‘Board”) of the Company, effective immediately. Mr. Scala was the Company’s interim Chief Executive Officer from May 2020 until October 2020 and was a Director from May 2020 until January 2024. Mr. Scala does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director. There is no understanding or arrangement between Mr. Scala and any other person pursuant to which Mr. Scala was selected as a director. There are no transactions in which Mr. Scala has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Since May 2008, Mr. Scala has also been the chief executive officer and founder of Pathfinder Consultants International, Inc., a privately-held firm that provides services to its clients on a variety of matters, including, monitorships, executive employment screening, covert internal investigations, vendor qualification, asset recovery, crisis management, executive protection, site surveys, surveillances, negotiation training and firearms training. Prior to forming Pathfinder Consultants International, Mr. Scala served the United States both as a Commissioned Officer in the US Army for five years followed by his 29 years of service with the Federal Bureau of Investigations (FBI). Mr. Scala received his bachelor’s degree and Master of Business Administration in accounting from St. John’s University and earned a Master of Arts degree in Psychology from New York University.

On January 15, 2025, the Company appointed Dr. Peter Michalos as Interim Executive Chairman of the Board of the Company, effective immediately. Dr. Michalos has served as a director of the Company since August 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUS HEALTHCARE SERVICES, INC.

By:	/s/ Cliff Saffron
Cliff Saffron
Interim Chief Executive Officer and General Counsel
Dated: January 22, 2025